SCHEDULE 14A INFORMATION

        Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.____)

Filed by the Registrant [ X ]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive  Additional Materials
[ ]     Soliciting Material Pursuant to ss. 240.14a-I l(c) or ss. 240.14a-12


                           GREEN MOUNTAIN COFFEE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
                ------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement if
                           other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-1 1.
       1)       Title of each class of securities to which transaction applies:
       .........................................................................
       2)       Aggregate number of securities to which transaction applies:
       .........................................................................
       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
       .........................................................................
       4)       Proposed maximum aggregate value of transaction:
       .........................................................................
       5)       Total fee paid:
       .........................................................................

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 l(a)(2 and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)       Amount Previously Paid:
       .........................................................................
       2)       Form, Schedule or Registration Statement No.:
       .........................................................................
       3)       Filing Party:
       .........................................................................
       4)       Date Filed:
       .........................................................................

                           GREEN MOUNTAIN COFFEE, INC.
                              --------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  to be held on
                             Friday, March 26, 1999
                              --------------------

To Our Stockholders:

         The Annual Meeting of Stockholders of Green Mountain Coffee, Inc., a Delaware corporation (the "Company"), will be held on Company premises located at the Pilgrim Industrial Park, Waterbury, Vermont (directions enclosed) on March 26, 1999 at 3:00 p.m. to:

         1.       Elect eight directors;

         2. Approve the Green Mountain Coffee, Inc. 1998 Employee Stock Purchase Plan;

         3.       Approve  the  Green  Mountain  Coffee,  Inc. 1999 Stock Option
                  Plan; and

         4. Transact such other business as may properly be brought before the Annual Meeting or any adjournments thereof.

         The Board of Directors has fixed the close of business on January 25, 1999 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. A complete list of those stockholders will be open to examination by any stockholder for any purpose germane to the Meeting during ordinary business hours at the executive offices of the Company for a period of 10 days before the Meeting.

         All stockholders are cordially invited to attend the Meeting.

                                                Sincerely,


                                                Robert D. Britt
                                                Secretary

Waterbury, Vermont
January 25, 1999

All stockholders are urged to attend the Meeting in person or by proxy. Whether or not you expect to be present at the Meeting, please mark, sign and return the enclosed proxy card and return it promptly in the enclosed postage-paid envelope.

                           GREEN MOUNTAIN COFFEE, INC.
                                 33 Coffee Lane
                            Waterbury, Vermont 05676
                            ------------------------

                                 Proxy Statement
                                 ---------------

INTRODUCTION

         The accompanying proxy is solicited by the Board of Directors (the "Board") of Green Mountain Coffee, Inc., a Delaware corporation (the "Company") for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting"). The Annual Meeting will be held on Friday, March 26, 1999 at 3:00 p.m. on Company premises located at the Pilgrim Industrial Park, Waterbury, Vermont. This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders of record on or about February 20, 1999.

         The Company is a Delaware holding company whose only asset is the stock of Green Mountain Coffee Roasters, Inc., a Vermont corporation ("Roasters"). As used in this proxy statement, unless the context otherwise requires, references to the "Company" or "Green Mountain" include the Company, Roasters and Roasters' inactive subsidiary, Green Mountain Coffee Roasters Franchising Corporation, a Delaware corporation.

VOTING

         To vote by proxy, please mark, sign and date the enclosed proxy card and return it in the postage-paid envelope provided.

         As of the close of business on January 25, 1999, the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting, 3,493,511 shares of the Company's common stock, par value $0.10 per share, were outstanding. The presence in person or by proxy of a majority of the total number of outstanding shares entitled to vote at the Annual Meeting is necessary to constitute a quorum.

         Each stockholder is entitled to one vote for each share of common stock held as of the record date. Stockholders may not cumulate votes for the election of directors. Directors are elected by plurality vote. If shares are not voted by the broker who is the record holder of the shares, or if shares are not voted in other circumstances in which proxy authority is defective or has been withheld with respect to any matter, these non-voted shares are not deemed to be present or represented for purposes of determining whether stockholder approval of that matter has been obtained, but are counted for quorum purposes.

SOLICITATION AND REVOCATION OF PROXIES

         If the enclosed form of proxy is properly signed and returned, the shares represented thereby will be voted at the Annual Meeting in accordance with the instructions specified thereon. If the proxy does not specify how the shares represented thereby are to be voted, the proxy will be voted FOR the election of the eight directors proposed by the Board, and FOR Proposals 2 and
3. In addition, shares represented by your proxy will be voted in the named proxies' discretion on any matter of which the Company did not have notice by December 27, 1998, and, to the extent permitted by law, on any other business that may properly come before the Meeting and any adjournments. Your proxy will only be used at the Annual Meeting and any adjournments.

         Once you execute and return your proxy to the Board, you may revoke or change it at any time before it is voted at the Annual Meeting by: (i) delivering a written notice of revocation to the Secretary of the Company at 33, Coffee Lane, Waterbury, Vermont 05676; (ii) delivering another signed proxy to the Secretary; or (iii) attending the Annual Meeting and voting in person.

         The Company will bear the entire cost of soliciting the proxies. In addition to solicitation by mail, the directors, officers and other employees of the Company may solicit proxies in person, by telephone or by other means without additional compensation. The Company does not presently intend to retain professional proxy solicitation assistance or to solicit proxies otherwise than as described.

PROPOSALS OF STOCKHOLDERS

         Proposals of stockholders intended to be included in the Company's proxy materials for presentation at the 2000 Annual Meeting of Stockholders must be received by the Secretary of the Company at 33 Coffee Lane, Waterbury, Vermont 05676 by September 27, 1999.

          The Company will have discretionary authority to vote shares under proxies it solicits concerning matters of which it did not have notice by a certain date, and, to the extent permitted by law, on any other business that may properly come before the Annual Meeting and any adjournments. That notice date regarding the Company's 2000 Annual Meeting of Stockholders is currently January 6, 2000.


                                   PROPOSAL 1
                              Election of Directors

         At the Annual Meeting, eight directors will be elected to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. Management recommends that you vote FOR each of the nominees below. The Board knows of no reason why any nominee might be unable or unwilling to serve.

         The following sets forth the names and ages of the eight nominees for election to the Board of Directors of the Company and their respective positions with the Company.

                                     Year First
 Name                         Age      Elected      Positions with the Company
 --------------------------- ------ ------------ -------------------------------
 Robert P. Stiller             55       1993     Chairman of Board of Directors,
                                                 President and  Chief  Executive
                                                 Officer
 Robert D. Britt               43       1993     Chief  Financial  Officer, Vice
                                                 President, Treasurer, Secretary
                                                 and Director
 Stephen J. Sabol              37       1993     Vice President and Director
 Jonathan C. Wettstein         50       1994     Vice President and Director
 William D. Davis (1)(2)       49       1993     Director
 Jules A. del Vecchio (1)(2)   55       1993     Director
 Hinda Miller (1)(2)(3)        48       1999     Director
 David E. Moran (2)            45       1995     Director
 --------------------------- ------ ------------ -------------------------------

   (1)  Member of Audit  Committee of Board of Directors
   (2)  Member of Compensation Committee of the Board of Directors.
   (3) Ms. Miller was appointed to the Board of Directors at its January 8, 1999 meeting to replace Mr. Ian W. Murray, who resigned from the Board in 1998.

         Certain biographical information regarding each director of the Company is set forth below:

Robert P. Stiller, founder of Roasters, has served as its President and a director since its inception in July 1981. In September 1971, Mr. Stiller co-founded Robert Burton Associates, a company engaged in the development and sale of E-Z Wider cigarette papers and served as its President and director until June 1980.

Robert D. Britt has served as Chief Financial Officer of Roasters since May 1993. From July 1992 to April 1993, Mr. Britt served as Chief Financial Officer for Engineered Coatings, Inc., a manufacturer engaged in the design and application of high temperature metallic and ceramic coatings to metal parts. Mr. Britt is a Certified Public Accountant and holds a Master of Business Administration from the Wharton School at the University of Pennsylvania.

Stephen J. Sabol has served as Vice President of Sales of Roasters since September 1996. Mr. Sabol served as Vice President of Branded Sales of Roasters from August 1992 to September 1996. From September 1986 to August 1992, Mr. Sabol was the General Manager of Roasters responsible for overall performance of the wholesale division in Maine and New Hampshire.

Jonathan C. Wettstein has served as Vice President of Operations of Roasters since April 1993. From June 1974 to April 1993, Mr. Wettstein was employed by Digital Equipment Corporation in a variety of positions including Plant Manager, Order Administration Manager, Marketing Manager, Business and Materials Manager and Product Line Controller. Mr. Wettstein holds a Master of Business Administration from the Harvard Business School.

William D. Davis is currently Partner and Chairman of Rondele Specialty Foods LLC. Mr. Davis joined Rondele Foods as Partner in January 1996, and became Chairman of Rondele Specialty Foods (a newly formed company) in December 1998. Prior to this, Mr. Davis served as Partner of Waterbury Holdings of Vermont, a specialty foods holding company, from March 1995 to December 1998. He also served as CEO of Waterbury Holdings from March 1995 through January 1998. In his association with Waterbury Holdings, Mr. Davis held the position of Partner and CEO of the company's affiliates including McKenzie LLC, All Season's Kitchen LLC, Franklin County Cheese Corporation, and Frank Hahn Incorporated. From January 1985 to October 1994, Mr. Davis was President and Chief Executive Officer of Cabot Creamery Cooperative, Inc., a dairy food manufacturer.

Jules A. del Vecchio is currently a Vice President of New York Life Insurance Company and is responsible for communications and agent management and training. Mr. del Vecchio has been affiliated with New York Life Insurance Company since 1970.

Hinda Miller is currently President of DeForest Concepts, a consulting firm specializing in small business and the promotion of women entrepreneurs. Ms. Miller is a member of several Boards of Directors, including Vermont Country Store and New England Culinary Institute. Ms. Miller co-founded Jogbra, Inc. in 1977, the original maker of the "jogbra" women's sports garment. Ms. Miller served as President of Jogbra, Inc. from 1977 until 1990, and continued to serve as such when the company was bought by Playtex Apparel, Inc. in 1990. In 1991, when Playtex Apparel was sold to Sara Lee Corp., Ms. Miller continued her leadership as President until 1994. In May 1994, she became CEO of the Champion Jogbra division of Sara Lee. From January 1996 through December 1997, Ms. Miller served as Vice President of Communications for the same division.

David E. Moran has been a partner in the Cambridge Group, a management consulting company focused on marketing, since July 1995. Before joining the Cambridge Group, he was a partner at Marketing Corporation of America from July 1984 to June 1992. Earlier in his career Mr. Moran spent ten years in brand management at General Foods and International Playtex. While at General Foods, he was Brand Manager of several of its Maxwell House coffee brands.

         Officers are elected annually and serve at the discretion of the Board of Directors. None of the Company's directors or officers has any family relationship with any other director or officer, except for Robert P. Stiller and one of the Company's directors, Jules del Vecchio, whose wives are sisters.


GENERAL INFORMATION CONCERNING THE BOARD OF DIRECTORS AND ITS COMMITTEES

         The Board of Directors of the Company met 8 times in fiscal 1998. During that year each of the directors attended at least 75% of the aggregate of all meetings of the Board and of all Committees of which he was a member, except Mr. Moran who attended 60% of the meetings of the Board and committee on which he serves. The Company does not have a standing nominating committee.

         AUDIT  COMMITTEE
         The Audit Committee reviews the engagement of the independent accountants and their independence. It also reviews the audit and non-audit fees of the independent accountants and the adequacy of the Company's internal control procedures. In fiscal 1998, the Audit Committee was composed of Messrs. Davis, del Vecchio and Murray (until his resignation effective March 20,1998). The Committee met two times during fiscal 1998.

         COMPENSATION  COMMITTEE
         The Board's standing Compensation Committee, composed of non-employee directors, establishes, implements and monitors the strategy, policies and plans of the Company and its subsidiaries for the compensation of all executive officers of the Company and its subsidiaries. Its duties include reviewing and determining the compensation of the executive officers of the Company and its subsidiaries, and administrating the Company's stock purchase plan. Directors Davis, del Vecchio, Moran and Murray (until his resignation effective March 20,
1998) constituted this Committee in fiscal 1998. The Committee met three times during fiscal 1998.

         The Board of Directors of the Company recommends a vote FOR the election of each of the eight nominees to the Board of Directors under this Proposal.

PRINCIPAL STOCKHOLDERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of December 31, 1998 for
(1) each of the Company's directors and nominees, (2) all directors and executive officers of the Company as a group, (3) each Named Executive Officer and (4) each person known by the Company to own beneficially 5% or more of the outstanding shares of its common stock:

                                                     Number of Shares of      Percent Ownership of
              Name and Address                           Common Stock       Common Stock Outstanding
              of Beneficial Owner                     Beneficially Owned
              -----------------------------------   ---------------------   -------------------------
              Robert P. Stiller(1)                             1,883,086                        53.8%
              c/o Green Mountain Coffee, Inc.
              33 Coffee Lane
              Waterbury, Vermont 05676

              Robert D. Britt(2)                                  54,172                         1.5%
              c/o Green Mountain Coffee, Inc.
              33 Coffee Lane
              Waterbury, Vermont 05676

              Stephen J. Sabol(3)                                 23,097                         0.7%
              c/o Green Mountain Coffee, Inc.
              33 Coffee Lane
              Waterbury, Vermont 05676

              Jonathan C. Wettstein(4)                             57,937                         1.6%
              c/o Green Mountain Coffee, Inc.
              33 Coffee Lane
              Waterbury, Vermont 05676

              William L. Prost(5)                                 25,836                          0.7%
              c/o Green Mountain Coffee, Inc.
              33 Coffee Lane
              Waterbury, Vermont 0567

              William D. Davis(6)                                  9,000                          0.3%
              c/o Rondele Specialty Foods
              8100 Highway K South
              Merrill, WI 54452

              Jules A. del Vecchio(6)(7)                          28,574                          0.8%
              c/o New York Life Insurance Co.
              51 Madison Avenue
              New York, New York 10010

              David E. Moran(8)                                    3,750                          0.1%
              c/o The Cambridge Group
              10 Glenville Street
              Greenwich, CT 06831

              Hinda Miller                                             -                            -
              c/o Deforest concepts
              84 Deforest Heights
              Burlington, VT 05401

              Hathaway & Associates                              250,000                          7.1%
              119 Rowayton Avenue
              Rowayton, Connecticut 06853

              All directors and executive
              officers as a group (12 persons)                 2,168,552                         58.4%
              (9)
             ------------------------------------   ---------------------   --------------------------


             (1) Includes an aggregate of 117,870 shares of common stock held by Trusts for the benefit of Mr. Stiller's wife and children and excludes shares owned by relatives of Mr. Stiller, if any, as to which Mr. Stiller disclaims beneficial ownership.

             (2) Includes 51,172 shares of common stock for Mr. Britt issuable upon exercise of outstanding stock options exercisable within 60 days. Also includes 3,000 shares over which Mr. Britt shares voting and investment power with his wife.

             (3) Includes 4,148 shares of common stock for Mr. Sabol issuable upon exercise of stock options exercisable within 60 days.

             (4) Includes 51,264 shares of common stock for Mr. Wettstein issuable upon exercise of outstanding stock options exercisable within 60 days.

             (5) Includes 22,500 shares of common stock for Mr. Prost issuable upon exercise of outstanding stock options exercisable within 60 days.

             (6) Includes  for  each   person  5,000  shares  of  common   stock
             issuable upon exercise of outstanding stock options exercisable within 60 days.

             (7) Includes 23,574  shares held  of  record  by  Phyllis   Brennan
             Hoffman,  Mr. del Vecchio's wife.

             (8) Represents shares of common stock for Mr. Moran issuable upon the exercise of stock options exercisable within 60 days.

             (9) Includes an aggregate of 210,955 shares of common stock issuable upon exercise of stock options held by certain officers of the Company that are exercisable within the next 60 days.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the Securities and Exchange Commission, and the NASDAQ. SEC rules require reporting persons to supply the Company with copies of these reports.

         Based solely on its review of the copies of such reports received and written representations from reporting persons, the Company believes that with respect to the fiscal year ended September 26, 1998, all reporting persons timely filed the required reports.

EXECUTIVE COMPENSATION

                          Compensation Committee Report
                       Executive Compensation for FY 1998


         The Compensation Committee of the Board of Directors is composed of outside independent directors, none of whom is currently or was formerly an officer or employee of the Company. It is responsible for establishing and monitoring the compensation strategy, policies and plans for all executive officers of the Company and determines their compensation packages.

         The Compensation Committee's fiscal year 1998 policy was to compensate the executive officers in ways that would: (1) encourage Company growth, (2) maintain market-competitive compensation, and (3) reward superior performance by the executive officers. The factors and criteria upon which the Committee determined the fiscal year 1998 compensation of its executive officers were, with the exception of market benchmarking, subjective in nature, such as its perception of each executive officer's performance, experience, responsibilities and skills. The Committee believes that this approach, rather than tying the compensation of any of the executive officers to any specific quantitative measures of performance by the Company, was in the best overall interest of the Company.

         The Compensation Committee was assisted in its review and evaluation of executive compensation by compensation consultants. The Chief Executive Officer recommended a fiscal year 1998 salary and bonus, if any, for each executive officer which reflected a benchmark to market by the consultants. The Committee accepted the recommendations.

         The Committee established the salary and bonus for the Chief Executive Officer, which it also benchmarked to market compensation rates with the help of the consultants.

                                   Submitted by the 1998 Compensation Committee,

                                                 William D. Davis
                                               Jules A. del Vecchio
                                                  David E. Moran


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         No member of the Compensation Committee is a former or current officer or employee of the Company or any of its subsidiaries, nor does any executive officer of the Company serve as an officer, director or member of a compensation committee of any entity one of whose executive officers or directors is a director of the Company.

PERFORMANCE GRAPH

         The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from September 25, 1993 though September 26, 1998, with the cumulative total return for (i) the Nasdaq National Market Index (U.S. Companies) and (ii) the Standard & Poor's Small Cap Non-Alcoholic Beverage Index. The comparison assumes that $100 was invested on September 25, 1993 in the Company's Common Stock at the closing "ask" price of $14.25, and in each of the foregoing indices, assuming reinvestment of dividends, if any. The comparison reflected in the graph and table is not intended to forecast the future performance of the Company's Common Stock and may not be indicative of such future performance.
[OBJECT OMITTED]

                                         9/25/93    9/24/94   9/30/95     9/28/96    9/27/97    9/26/98
                                        --------   --------   --------   --------   --------   --------
Green Mountain Coffee, Inc.             $    100   $  36.84   $  42.11   $  50.00   $  73.68   $  36.84
NASDAQ National Market - US Index       $    100   $ 101.37   $ 141.31   $ 168.15   $ 229.64   $ 241.64
S&P Beverage Small Cap Index            $    100   $  86.61   $ 109.86   $ 127.25   $ 196.72   $ 166.34

                           SUMMARY COMPENSATION TABLE

         The following table sets forth the aggregate compensation, cash and non-cash, awarded to, earned by or paid by the Company to its President and Chief Executive Officer and to the four highest-paid executive officers whose annual compensation (consisting solely of base salary and bonus, if any) exceeded $100,000 for the year ended September 26, 1998 (the "Named Executive Officers"):

                                                                                                      Long Term
                                       Fiscal         Annual                       Other           Compensation--
     Name and Principal Position        Year       Compensation      Bonus      Compensation    Securities Underlying
                                                    Salary ($)        ($)            ($)           Stock Options
-------------------------------------  -------- ------------------ --------- ------------------ ---------------------
Robert P. Stiller                        1996         190,419        57,300           -                   -
Chairman of the Board of Directors,      1997         244,150             -           -                   -
President and Chief Executive Officer    1998         251,621        75,000       5,588(1)                -

Robert D. Britt
Chief Financial Officer,                 1996         109,126        10,000       2,100(1)                -(2)
Vice President, Treasurer,               1997         120,924             -       2,896(1)                -
 Secretary and Director                  1998         122,957        20,000       2,958(1)           10,000(3)



William L. Prost                         1996            -                -           -                   -
Vice President of Marketing              1997          81,747             -       6,332(4)           20,000(3)
                                         1998         119,087        26,000      81,271(5)           10,000(3)


Stephen J. Sabol                         1996         126,622         5,000       2,000(1)                -
Vice President of Sales                  1997         130,013             -       1,949(1)                -
 and Director                            1998         132,343        10,000       2,903(1)           10,000(3)



Jonathan C. Wettstein                    1996         121,682         6,000       1,400(1)                -(2)
Vice President of Operations             1997         124,625             -       3,113(1)                -
 and Director                            1998         127,072        13,000       3,132(1)           16,000(6)
-------------------------------------- -------- ------------------ --------- ------------------ ---------------------

(1) Represents matching contributions to the Company's 401(k) Plan.

(2) The term of outstanding options to purchase 47,148 shares held by Mr. Britt and 47,148 shares held by Mr. Wettstein were extended in fiscal 1996 for an additional five years and now expire in 2003. The exercise price of these options exceeded the fair market value of the common stock at the date of the extension.

(3) Represents common stock shares issuable upon exercise of options granted under the Company's 1993 Stock Option Plan.

(4) Represents relocation costs.

(5) Represents $78,700 of relocation costs and $2,571 of matching contributions to the Company's 401(k) Plan.

(6) Represents common stock shares issuable upon exercise of options granted under the Company's 1993 (10,000) and 1999 (6,000) Stock Option Plans.

EMPLOYMENT AGREEMENTS

         On March 26, 1993, Roasters entered into an employment agreement with Robert D. Britt, its Chief Financial Officer, Vice President, Treasurer and Secretary. The employment agreement provides that Mr. Britt will receive a minimum base annual salary of $100,000, subject to certain annual cost of living adjustments, performance based bonuses to be determined from time to time by the Board of Directors and additional compensation up to a maximum of 200% of his then base annual salary payable over 24 months in the event of a sale of all or substantially all of the stock or assets of the Company or a merger or consolidation of the Company in which the Company is not the surviving entity or any transaction or series of related transactions resulting in Mr. Stiller owning less than 50% of the Company's issued and outstanding common stock. In addition, Mr. Britt is entitled to a severance payment equal to 50% of his then base annual salary in the event that he is terminated for any reason other than
(i) for cause or (ii) his voluntary resignation. The employment agreement may be terminated at any time by Roasters or Mr. Britt.

         On July 1, 1993, Roasters entered into an employment agreement with Stephen J. Sabol, its Vice President of Sales. The employment agreement provides that Mr. Sabol will receive a minimum base annual salary of $120,000 and performance based bonuses to be determined from time to time by the Board of Directors. The employment agreement may be terminated at any time by Roasters or Mr. Sabol.

         On July 1, 1993, Roasters entered into an employment agreement with Jonathan C. Wettstein, its Vice President and Plant Manager. The employment agreement provides that Mr. Wettstein will receive a minimum base annual salary of $115,000, performance based bonuses to be determined from time to time by the Board of Directors and additional compensation up to a maximum of 100% of his then base compensation in the event of a sale of all or substantially all of the stock or assets of the Company or a merger or consolidation of the Company in which the Company is not the surviving entity. In addition, Mr. Wettstein is entitled to a severance payment consisting of 50% of his then base annual salary in the event that he is terminated for any reason other than (i) for cause or
(ii) his voluntary resignation. The employment agreement may be terminated at any time by Roasters or Mr. Wettstein.

         On January 1, 1997, Roasters entered into an employment agreement with William L. Prost, its Vice President of Marketing. The employment agreement provides that Mr. Prost will receive a minimum base annual salary of $110,000 and performance-based bonuses to be determined from time to time by the Board of Directors. In addition, Mr. Prost is entitled to a severance payment equal to five months of his then base annual salary in the event that he is terminated for any reason other than (i) for cause or (ii) his voluntary resignation. The employment agreement may be terminated at any time by Roasters or Mr. Prost.

         Each of the above employment agreements also provides that the officer shall not (i) disclose or use any confidential information of the Company during or after the term of his agreement, (ii) compete with the Company or any of its affiliates during the term of his agreement, or in certain circumstances, for a period of six months thereafter or (iii) recruit any employee of the Company for employment in any other business competitive with the Company for a period of one year after the termination of his agreement.

The following table sets forth certain information concerning grants of stock options made to the Named Executive Officers pursuant to the Company's 1993 Stock Option Plan during the fiscal year ended September 26, 1998:

                        OPTION GRANTS IN LAST FISCAL YEAR

                           Percent of
                            Number of       Total Options
                            Securities        Granted to     Exercise or                 Present Value
                        Underlying Options   Employees in  Base Price Per   Expiration     at Date of
             Name          Granted (1)       Fiscal Year     Share ($)         Date      Grant ($) (2)
----------------------  ------------------ -------------- ---------------- ------------ ---------------
Robert P. Stiller                 -                 -               -                 -          -
Robert D. Britt              10,000               9.9%          10.00        10/21/2007     66,255
William L. Prost             10,000               9.9%          10.00        10/21/2007     66,255
Stephen J. Sabol             10,000               9.9%          10.00        10/21/2007     66,255
Jonathan C. Wettstein        10,000               9.9%          10.00        10/21/2007     66,255


(1) The options, which were granted under the Company's 1993 Stock Option Plan, generally become exercisable over a four-year period, one quarter of such options vesting each year commencing one year after the date of the grant.

(2) In accordance with Securities and Exchange Commission rules, the Black-Scholes option pricing model was chosen to estimate the grant date present value of the options set forth in this table. The Corporation's use of this model should not be construed as an endorsement of its accuracy at valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Present Value at Date of
Grant: an expected life of 7 years, an average volatility of 64%, no dividend yield, and a risk-free interest rate of 4.56%.


AGGREGATED OPTIONS EXERCISES

         The following table sets forth information (on an aggregated basis) concerning each exercise of stock options during the fiscal year ended September 26, 1998 by each of the Named Executive Officers and the final year-end value of unexercised options.



                                            AGGREGATED OPTION EXERCISES
                                    IN THE FISCAL YEAR ENDED SEPTEMBER 26, 1998
                                           FISCAL YEAR END OPTION VALUES

                           Shares       Value     Number of Unexercised Options     Value of Unexercised
          Name           Acquired on   Realized         at Fiscal Year-End         "In-the-Money" Options
                          Exercise                                                  at Fiscal Year-End(1)
                                                  Exercisable   Unexercisable    Exercisable   Unexercisable
----------------------  ------------- ---------- ------------- ---------------- ------------- ---------------
Robert P. Stiller             -           -              -              -            -              -
Robert D. Britt               -           -         48,291         10,381            -              -
William L. Prost              -           -         13,000         17,000            -              -
Stephen J. Sabol              -           -          1,236         10,412            -              -
Jonathan C. Wettstein         -           -         48,360         10,404            -              -
----------------------  ------------- ---------- ------------- ---------------- ------------- ---------------

(1) Options are "in-the-money" at the fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option. At September 25, 1998, the closing price quoted on the Nasdaq National Market was $5.25, and no options were "in-the-money".

BOARD OF DIRECTORS COMPENSATION

         Directors are elected annually by the Company's stockholders. Each director (other than those who are also officers of the Company) is paid a retainer and is reimbursed for ordinary and necessary travel expenses incurred in connection with attendance at each Board meeting. The annual retainer in fiscal 1998 was $8,000.

         The Company has granted five-year, non-statutory options to purchase 5,000 shares of common stock to each non-employee director under the Company's 1993 Stock Option Plan, except Ms. Miller who was recently appointed to the Board. Messrs. Davis and del Vecchio's options were granted in fiscal 1994 at an exercise price of $6.00 per share and vest ratably over a four-year period from the date of grant. Mr. Moran's options were granted in fiscal 1996 at an option price of $6.25 per share and vest ratably over a four-year period from the date of grant.

CERTAIN TRANSACTIONS

         Mr. Stiller has guaranteed the repayment of the indebtedness incurred by the Company to the Central Vermont Economic Development Corporation. See Note 7 of "Notes to Consolidated Financial Statements" in the accompanying Annual Report to Stockholders for a description of the terms of such indebtedness.

         During fiscal 1998, a majority of the independent directors of the Board approved a personal loan to Mr. Stiller in the amount of $100,000. Interest accrues on the unpaid principal at the prime rate as reported in the Wall Street Journal and is payable upon the maturity of the note. During fiscal 1998, the prime rate was 8.5% throughout the year. Mr. Stiller expects to repay this loan during fiscal 1999. The Board of Directors believes these terms are no more favorable to Mr. Stiller than he could obtain from institutional lending sources, and believes the loan benefited the Company by permitting Mr. Stiller to delay planned sales of certain of his shares in the Company.

         Any future transactions between the Company and its officers, directors, principal stockholders or other affiliates will be on terms no less favorable to the Company than could be obtained from unaffiliated third parties on an arms-length basis and will be approved by a majority of the Company's independent and disinterested directors. Any loans to officers, directors, principal stockholders or affiliates of any of them will be on terms no less favorable than could be obtained from unaffiliated third parties and will be approved by a majority of the Company's independent and disinterested directors, upon their conclusion that it may reasonably be expected to benefit the Company.


                                   PROPOSAL 2

                  Approval of 1998 Employee Stock Purchase Plan

GENERAL

         Proposal 2 asks the stockholders to approve the adoption of the Green Mountain Coffee, Inc. 1998 Employee Stock Purchase Plan (the "Purchase Plan"). The Board of Directors adopted the Purchase Plan in July 1998, conditioned on stockholder approval. The Purchase Plan provides for the issuance of a maximum of 150,000 shares of the Company's common stock pursuant to the exercise of nontransferable options granted to participating employees. The Purchase Plan is administered by the Compensation Committee of the Board of Directors.

         The Company's previous employee stock purchase plan expired at the end of fiscal 1998. The Board of Directors adopted the new Purchase Plan because it continues to believe that it is in the best interest of the Company's stockholders to offer employees of the Company and its participating affiliates the opportunity to acquire an equity interest in the Company and thereby further align their interests with those of the stockholders.

         The following is a summary of the Stock Purchase Plan. Shareholders may obtain a copy of the Stock Purchase Plan document by retrieving it from the SEC's Edgar database at www.sec.gov or by contacting Investor Services at (802) 244 5621.

SUMMARY OF THE PURCHASE PLAN

         The Purchase Plan is intended to be an employee stock purchase plan under Section 423(b) of the Internal Revenue Code. Under the Purchase Plan, eligible employees of the Company and any participating subsidiary may purchase shares of common stock in semi-annual offerings through voluntary payroll deductions. Eligible employees participate by submitting an election form before the beginning of an offering period. Participants may have from 1% to 10% of their total compensation deducted for the purchase of common stock through the Purchase Plan. On the first day of each six-month offering period the Compensation Committee will grant each participating eligible employee an option to purchase on the last day of the offering period that number of shares of common stock that his or her accumulated payroll deductions at the end of the offering period will purchase at the applicable option price. The option price per share for each offering period is the lesser of (i) 85% of the average market price of the common stock on the first business day of the offering period and (ii) 85% of the average market price of the common stock on the last business day of the offering period. Options are exercised automatically for those who remain participants on the last day of the offering period. The Purchase Plan provides for adjustments to the amount of shares of common stock subject to the Purchase Plan and the number of shares subject to any outstanding options upon the occurrence of certain corporate events. The closing sale price of the common stock on the NASDAQ National Market on January 8, 1999 was $5.625.

                  A participant may not receive an option to the extent it, along with all other similar options held by him or her, would either: (i) permit him or her to purchase, in a year, common stock having a fair market value exceeding $25,000, or (ii) cause him or her to own more than 5% of the combined voting power of the Company's securities.

         Any employee of the Company or an affiliate who has completed 30 days of employment by the beginning of an offering period and is regularly scheduled to work more than 20 hours per week is eligible to participate. As of September 27, 1998 approximately 336 persons were eligible to participate in the Purchase Plan. A participant's participation in the Purchase Plan is terminated by his or her voluntary withdrawal from the Purchase Plan, or his or her resignation or other termination of Company employment or death, in which events the Company will return his or her unused accumulated payroll deductions. The options are generally not transferable.

         The Company's Board of Directors may terminate the Purchase Plan at any time. If not earlier terminated, the Purchase Plan will terminate September 30, 2008. The Board of Directors or the Compensation Committee may amend or modify the Purchase Plan from time to time, but may not make any change which: (i) does not comply with the requirements of Section 423(b) of the Internal Revenue Code;
(ii)  materially  increases the number of shares  subject to the Purchase  Plan;
(iii) changes the class of employees eligible to participate under the Purchase Plan if that change would constitute adoption of a new plan for purposes of
Section 423(b) of the Internal Revenue Code; or (iv) would cause Section 16(b) (or its replacement) of the Securities Exchange Act of 1934, as amended, to become inapplicable.

FEDERAL TAX CONSEQUENCES

         The Purchase Plan is intended to be an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code. Under a plan which so qualifies, no taxable income is recognized by a participant, and no deductions will be allowable to the Company, upon either the grant or the exercise of the options. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the Purchase Plan or in the event the participant should die while still owning the purchased shares.

         If the participant sells or otherwise disposes of the purchased shares within two years after the date the option was granted, the participant will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and the Company will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, equal in amount to such excess.

         If the participant sells or disposes of the purchased shares more than two years after the date the option was granted, or if the participant still owns the purchased shares at the time of his death, the participant will recognize ordinary income in the year of sale or disposition equal to the lesser of (i) the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or (ii) the excess of the fair market value of the shares at the date of option grant over the option price. Any additional gain upon the disposition will be taxed as a long-term capital gain. The Company will not be entitled to an income tax deduction with respect to such disposition.

NEW BENEFITS

         Current directors who are not executive officers are not eligible to participate in the Purchase Plan. The benefits that current executive officers will receive under the Purchase Plan will depend on their participation in the plan and therefore are not currently determinable.

VOTING ON PROPOSAL 2

         Approval of the Purchase Plan requires the affirmative vote of a majority of the shares represented either in person or by proxy at the Annual Meeting and entitled to vote thereon. The first offering period under the Purchase Plan commenced September 27, 1998. If the stockholders do not approve the Purchase Plan the Board of Directors will terminate it, no shares will be issued under it and the Company will return all accumulated payroll deductions.

         The Board of Directors of the Company recommends a vote FOR the approval of the Company's 1998 Employee Stock Purchase Plan under this Proposal 2.

                                   PROPOSAL 3

                       Approval of 1999 Stock Option Plan

GENERAL

         The Board of Directors has approved a new stock option plan for the Company. The Company's current stock option plan, established in 1993, expires in 2003 and, owing to Internal Revenue Service rules, cannot be extended. As stock options remain a valuable tool for the Board of Directors in attracting and retaining key personnel, the Board concluded that it was in the best interests of the Company to adopt a new option plan, substantially identical to the current option plan, rather than to increase the number of shares available for options under the current plan. Under the 1999 Stock Option Plan (the "Plan") options may be granted for up to 250,000 shares of Common Stock.

         The following is a summary of the Stock Option Plan. Shareholders may obtain a copy of the Stock Option Plan document by retrieving it from the SEC's Edgar database at www.sec.gov or by contacting Investor Services at (802) 244-5621.

         The purpose of the Plan is to advance the interests of the Company by providing an opportunity for ownership of the Common Stock by employees, agents and directors of the Company. By providing an opportunity for such stock ownership, the Company seeks to continue to attract and retain qualified personnel, and otherwise to provide additional incentive for optionees to promote the success of its business. Options granted under the Plan may be either incentive stock options ("ISOs") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of Section 422 of the Code ("NSOs").

         The Board of Directors will administer the Plan, as it does the current plan. The Board is empowered to determine, among other things, recipients of grants, whether a grant will consist of ISOs or NSOs or a combination thereof, the price (within limits) at which the option is exercisable, the number of shares of Common Stock to be subject to such options, when the options are first exercisable and when they expire.

         In determining the eligibility of an individual to be granted an option as well as in determining the number of shares of Common Stock to be optioned to any individual, the Board may take into account the position and responsibilities of the individual being considered, the nature and value to the Company of his or her service and accomplishments, his or her present and potential contribution to the success of the Company, and such other factors as the Board may deem relevant.

         The option price or prices of shares of the Common Stock for options designated as NSOs will be determined by the Board; provided, however, that it may not be less than 85% of the fair market value of the Common Stock as of the date of the option grant. Generally, the option price or prices of shares of Common Stock for ISOs will be at least the fair market value of the Common Stock at the time the option is granted as determined by the Board in accordance with the regulations promulgated under Section 422 of the Internal Revenue Code of 1986, as amended.

         Each option granted under the Plan will be exercisable at such time or times and during such period as set forth in the Option Agreement; provided, however, that no option granted under the Plan will have a term of more than 10 years.

         An option granted to any optionee whose employment is terminated will terminate on the earlier of (i) ninety days after the date such optionee's employment is terminated or (ii) the date on which the option expires by its terms, and will only be exercisable to the extent such right has accrued and is in effect on the date of termination. If the employment of an optionee is terminated by the Company for cause or because the optionee is in breach of any employment agreement, the option will terminate on the date the optionee's employment is terminated by the Company.

         If the employment of an optionee is terminated by the Company because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), the option will terminate on the earlier of (i) one year after the date such optionee's employment is terminated or (ii) the date on which the option expires by its terms, and all such options will become immediately exercisable.

         In the event of the death of any optionee, any option granted to such optionee will terminate one year after the date of death or on the date on which the option expires by its terms, whichever occurs first, and such options may be exercised as to the full number of shares covered thereby, whether or not the optionee was entitled to do so at the date of his or her death, by the executor, administrator or personal representative of such optionee, or by any person or persons who acquired the right to exercise such option by bequest or inheritance or by reason of the death of the optionee.

         Options granted under the Plan may provide for the payment of the exercise price by delivery of cash or a check payable to the order of the Company or, subject to certain conditions, Common Stock, in an amount equal to the exercise price of the options. To the extent that the right to purchase shares under an option has accrued and is in effect, options may be exercised in full at one time or in part from time to time, by giving written notice to the Company, accompanied by payment in full for such shares.

         The right of any optionee to exercise any option granted to him or her will not be assignable or transferable by such optionee other than by will or the laws of descent and distribution, and any such option will be exercisable during the lifetime of such optionee only by him or her.

         Unless sooner terminated as provided in the Plan, the Plan will terminate in January 2009. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however,
(i) the Board may not, without the approval of the stockholders of the Company increase the maximum number of shares for which options may be granted or change the designation of the class of persons eligible to receive options under the Plan and (ii) any modification or amendment of the Plan must be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or applicable National Association of Securities Dealers, Inc. or exchange listing requirements.

         ISOs granted under the Plan are subject to certain restrictions, including a limitation on the value of options to be exercised in a calendar year and restriction on the exercise price of ISOs held by owners of more than 10% of the voting power of all classes of stock of the Company.

         The approximate number of individuals eligible to receive options under the Plan is 370.

         As of January 9, 1999 the Board had granted options to purchase an aggregate of 113,900 shares under the Plan. The outstanding options are exercisable at a price of at least $5.625 per share, the closing price of the Common Stock on January 8, 1999 as reported by the NASDAQ National Market.

FEDERAL INCOME TAX CONSEQUENCES

         The following summary is intended only as a general guide as to the federal income tax consequences under current law with respect to participation in the Plan and does not attempt to describe all possible federal or other tax consequences of participation. Furthermore, the tax consequences of options are complex and subject to change, and a taxpayer's particular situation may be such that some variation of the described consequences is applicable. Optionees should consult their own tax advisors prior to the exercise of any option and prior to the disposition of any shares of Common Stock acquired upon the exercise of an option.

         Generally, the grant of either ISOs or NSOs is not a taxable event either for the Company or for the employee. No income is recognized by the employee, and no deduction may be taken by the Company, when an ISO is exercised. However, the amount by which the fair market value of the stock on the date of exercise of an ISO exceeds the exercise price is included in the optionee's income in the year of exercise for alternative minimum tax purposes . (Optionees should consult their own tax advisors for information on the alternative minimum tax.) When an NSO is exercised, the employee generally recognizes ordinary income equal to the amount by which the fair market value of the stock on the date of exercise exceeds the exercise price. The Company is entitled to a concurrent deduction for the amount of ordinary income recognized by the employee.

         Upon disposition of stock acquired upon exercise of an NSO, any difference between the fair market value on the date of disposition and the fair market value on the date of exercise is a capital gain or loss. When stock acquired pursuant to exercise of an ISO is disposed of, the difference between its fair market value on the date of disposition and the option price is a capital gain or loss; provided, that the stock is not disposed of within either
(i) two years from the date the ISO was granted or (ii) one year from the date the stock was acquired upon its exercise (either being a "disqualifying disposition"). No deduction may be taken by the Company absent a disqualifying disposition.

         If stock acquired pursuant to exercise of an ISO is disposed of in a disqualifying disposition, the difference between its fair market value on the date of exercise and the option price is ordinary income to the employee (and is deductible by the employer) in the year of the disposition and any further gain on disposition is treated as capital gain. If the value of the stock on the date of disposition is less than its value on the date of exercise, only the difference between the exercise price and the sale price is treated as ordinary income.

NEW BENEFITS

         The specific future benefits to be received by executive officers, directors and employees of the Company under the Plan are not determinable. The following table presents the options granted to date to Executive Officers, Directors and employees under the Plan, all of which have exercise prices of at least $5.625 per share:

Name                                              Title                        Number of Options
------------------------------  -------------------------------------------  ---------------------
Robert P. Stiller                Chairman of the Board of Directors,
                                 President and Chief Executive Officer                    -
Robert D. Britt                  Chief Financial Officer, Vice President,            10,000
                                 Treasurer, Secretary and Director
William L. Prost                 Vice President of Marketing                         10,000
Stephen J. Sabol                 Vice President of Sales and Director                10,000
Jonathan C. Wettstein            Vice President of Operations and Director           16,000
Executive officers as a group                                                        90,500
Non-executive directors                                                                   -
All employees as a group                                                            108,900
------------------------------  -------------------------------------------  ---------------------

VOTING ON PROPOSAL 3

         Approval of the Plan requires the affirmative vote of a majority of the shares represented either in person or by proxy at the Annual Meeting and entitled to vote thereon. If the stockholders do not approve the Plan, the Board of Directors will terminate it and all options issued under the Plan will be terminated.

         The Board of Directors of the Company recommends a vote FOR the approval of the Company's 1999 Stock Option Plan under this Proposal 3.

                                      * * *

OTHER BUSINESS

         The Board of Directors is not aware of any matters not set forth herein that may come before the Annual Meeting. However, if other matters are properly brought before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote as the Board of Directors directs.

INDEPENDENT AUDITORS

         PricewaterhouseCoopers LLP served as the Company's independent accountants for fiscal year 1998. The Company expects that a representative of PricewaterhouseCoopers LLP will attend the Annual Meeting. This representative will have an opportunity to make a statement, if he or she desires, and will be available to respond to appropriate questions from stockholders.

         The Corporation has not selected auditors for the current fiscal year. The Board of Directors and its Audit Committee will make this decision later in the year.


                                      By order of the Board of Directors,


                                      Robert D. Britt
Dated:  January 25, 1999              Secretary

                    DIRECTIONS TO GREEN MOUNTAIN COFFEE, INC.
                             Pilgrim Industrial Park
                            Waterbury, Vermont 05676


FROM I-89 (FROM BOSTON OR BURLINGTON AREAS)
1. Take Exit 10 (Waterbury/Stowe) and follow signs to Waterbury/Waitsfield. At the first stop sign (intersection of Routes 100 and 2), take a LEFT onto Main Street.
2. Follow Main Street to the second traffic light. (The Chittenden Bank and the Park will be on your left.)
3. Take a left at the light onto Park Row. Continue across the railroad tracks, bearing right after you cross the tracks. Continue straight into Pilgrim Park and follow the signs to the Annual Meeting Location.


FROM THE NORTH ON ROUTE 100 (FROM THE STOWE AREA)
 1. Take Route 100 south to the intersection of Routes 100 and 2. Take a LEFT onto Main Street.
2. Follow Main Street to the second traffic light. (The Chittenden Bank and the Park will be on your left.)
3. Take a left at the light onto Park Row. Continue across the railroad tracks, bearing right after you cross the tracks. Continue straight into Pilgrim Park and follow the signs to the Annual Meeting Location.


FROM THE SOUTH ON ROUTE 100 (FROM THE WAITSFIELD/WARREN AREA)
1. Take Route 100 north to the intersection of Route 2. Take a left onto Route 2 and 100.
2. Continue on Route 2 and 100 approximately 1 mile into the center of Waterbury. At the first light, take a right onto Park Row. Continue across the railroad tracks, bearing right after you cross the tracks. Continue straight into Pilgrim Park and follow the signs to the Annual Meeting Location.


FROM THE EAST ON ROUTE 2 (FROM THE  MONTPELIER  AREA)
1.   Take  Route 2 into the center of Waterbury.
2. At the first light, take a right onto Park Row. Continue across the railroad tracks, bearing right after you cross the tracks. Continue straight into Pilgrim Park and follow the signs to the Annual Meeting Location.

                             APPENDIX A: PROXY CARD


                                   Detach Here


                           GREEN MOUNTAIN COFFEE, INC.

                    PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held March 26, 1999

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby constitutes and appoints Robert P. Stiller and Robert D. Britt, and each of them, as proxies with full power of substitution, to represent and vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Green Mountain Coffee, Inc. (the "Company") to be held on Company premises at Pilgrim Park, Waterbury, Vermont on Friday, March 26, 1999, at 3:00 p.m., and at any and all adjournments thereof. The undersigned hereby revokes any proxies previously given.

1.       Proposal 1 - To elect eight directors.

         Nominees:    Robert P. Stiller,   Robert D. Britt,    Stephen J. Sabol,
         Jonathan C. Wettstein,  William D. Davis,  Jules A. del Vecchio   Hinda
         Miller and David E. Moran.

         [__] FOR all nominees                 [__] WITHHELD from all nominees

         [__] FOR, except vote withheld from the following nominees:

         __________________________________________


2. Proposal 2 - Approve the Green Mountain Coffee, Inc. 1998 Employee Stock Purchase Plan.

         [__] FOR                [__] AGAINST             [__] ABSTAIN


3.       Proposal 3 - Approve the  Green Mountain Coffee, Inc. 1999 Stock Option
         Plan.

         [__] FOR                [__] AGAINST             [__] ABSTAIN


4. In their discretion on any matter of which the Company did not have notice by December 27, 1998, and, to the extent permitted by law, on any other business that may properly come before the Meeting and any adjournments.

                            (Please sign on reverse.)

This proxy will be voted as directed or, if no direction is given, will be voted FOR the nominees under Proposal 1, FOR Proposals 2 and 3, and in the proxies' discretion (to the extent described above) on all other matters that may properly come before the Meeting. If this proxy is not marked to withhold authority to vote for any nominee it will be voted FOR all nominees.

If you receive more than one proxy card, please sign and return all cards in the accompanying envelope. Please check your mailing address as it appears on this card. If it is inaccurate please include your correct address below.

                                      Dated: ______________, 1999


                                      ---------------------------
                                               (Signature)

                                      ---------------------------
                                               (Signature)


                                      Note: Please sign exactly as your name or names appear on this card. Joint owners should each sign personally. If signing as a fiduciary or attorney, please give your exact title.


                                   APPENDIX B:
                           GREEN MOUNTAIN COFFEE, INC.
                        1998 EMPLOYEE STOCK PURCHASE PLAN



Article 1 - Purpose.

         This 1998 Employee Stock Purchase Plan (the "Plan") is intended to encourage stock ownership by all eligible employees of Green Mountain Coffee, Inc. (the "Company"), a Delaware corporation, and its participating subsidiaries (as defined in Article 17) so that they may share in the growth of the Company by acquiring or increasing their proprietary interest in the Company. The Plan is designed to encourage eligible employees to remain in the employ of the Company and its participating subsidiaries. The Plan is intended to constitute an "employee stock purchase plan" within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the "Code").

Article 2 - Administration of the Plan.

         The Compensation Committee of the Board of Directors (the "Committee") will administer the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any option granted under it shall be final, unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best, provided that any such rules and regulations shall be applied on a uniform basis to all employees under the Plan. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under it.

         Notwithstanding the foregoing, the Board of Directors shall at all times retain the power to administer this Plan. In such event, the word "Committee" wherever used herein shall be deemed to mean the Board of Directors.

Article 3 - Eligible Employees.

         All employees of the Company or any of its participating subsidiaries who have completed 30 days of employment and whose customary employment is more than 20 hours per week shall be eligible to receive options under the Plan to purchase common stock of the Company, and all eligible employees shall have the same rights and privileges hereunder. Persons who are eligible employees on the first business day of any Payment Period (as defined in Article 5) shall receive their options as of such day. Persons who become eligible employees after any date on which options are granted under the Plan shall be granted options on the first day of the next succeeding Payment Period on which options are granted to eligible employees under the Plan. Directors who are not employees of the Company shall not be eligible to receive options under this Plan. In no event, however, may an employee be granted an option if such employee, immediately after the option was granted, would be treated as owning stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of any parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in
Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of Section 424(d) of the Code shall apply, and stock which the employee may purchase under outstanding options shall be treated as stock owned by the employee.

Article 4 - Stock Subject to the Plan.

         The stock subject to the options under the Plan shall be shares of the Company's authorized but unissued common stock, par value $0.10 per share (the "Common Stock"), or shares of Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares which may be issued pursuant to the Plan is 150,000, subject to adjustment as provided in
Article 12. If any option granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto shall again be available under the Plan.

Article 5 - Payment Period and Stock Options.

         The Payment Periods shall consist of the first half of the Company's fiscal year and the second half of the Company's fiscal year. The first Payment Period will be the first half of the Company's 1999 fiscal year.

         Subject  to the  limitations  set forth in the last  paragraph  of this
Article 5, twice each year, on the first business day of each Payment Period, the Company will grant to each eligible employee who is then a participant in the Plan an option to purchase on the last day of such Payment Period, at the Option Price hereinafter provided for, the number of shares provided in Article 6, on condition that such employee remains eligible to participate in the Plan throughout the remainder of such Payment Period. The participant shall be entitled to exercise the option so granted only to the extent of the participant's accumulated payroll deductions on the last day of such Payment Period. The Option Price per share for each Payment Period shall be the lesser of (i) 85% of the average market price of the Common Stock on the first business day of the Payment Period and (ii) 85% of the average market price of the Common Stock on the last business day of the Payment Period, in either event rounded up to avoid fractions of a dollar other than 1/4, 1/2, and 3/4. The Option Price shall be subject to adjustment as provided in Article 12.

         For purposes of the Plan, the term "average market price" on any date means (i) the average (on that date) of the high and low prices of the Common Stock on the principal national securities exchange on which the Common Stock is traded, if the Common Stock is then traded on a national securities exchange; or
(ii) the last reported sale price (on that date) of the Common Stock on the Nasdaq National Market, if the Common Stock is not then traded on a national securities exchange; or (iii) the average of the closing bid and asked prices last quoted (on that date) by an established quotation service for over-the-counter securities, if the Common Stock is not reported on the Nasdaq National Market; or (iv) if the Common Stock is not publicly traded, the fair market value of the Common Stock as determined by the Committee after taking into consideration all factors which it deems appropriate, including, without limitation, recent sale and offer prices of the Common Stock in private transactions negotiated at arm's length.

         For purposes of the Plan, the term "business day" means a day on which there is trading on the Nasdaq National Market or the aforementioned national securities exchange, whichever is applicable pursuant to the preceding paragraph, and if neither is applicable, a day that is not a Saturday, Sunday or legal holiday in Vermont.

         No employee shall be granted an option which permits the employee's right to purchase stock under the Plan, and under all other Section 423(b) employee stock purchase plans of the Company and any parent or subsidiary corporations, to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with
Section 423(b)(8) of the Code. If the participant's accumulated payroll deductions on the last day of the Payment Period would otherwise enable the participant to purchase Common Stock in excess of the Section 423(b)(8) limitation described in this paragraph, the excess of the amount of the accumulated payroll deductions over the aggregate purchase price of the shares actually purchased shall be promptly refunded to the participant by the Company, without interest.

Article 6 - Exercise of Option.

         Subject to the limitations in Article 16, each eligible employee who continues to be a participant in the Plan on the last day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as the participant's accumulated payroll deductions on such date will pay for at the Option Price, subject to the
Section 423(b)(8) limitation described in Article 5. In no event may any option be exercisable later than 27 months after the date of its grant. If the individual is not a participant on the last day of a Payment Period, then he or she shall not be entitled to exercise his or her option. Only full shares of Common Stock may be purchased under the Plan. Unused payroll deductions remaining in a participant's account at the end of a Payment Period by reason of the inability to purchase a fractional share shall be carried forward to the next Payment Period.

Article 7 - Authorization for Entering the Plan.

         An employee may elect to enter the Plan by filling out, signing and delivering to the Company an authorization:

         A. Stating the percentage to be deducted regularly from the employee's pay;
         B. Authorizing the purchase of stock for the employee in each Payment Period in accordance with the terms of the Plan; and
         C. Specifying the exact name or names in which stock purchased for the employee is to be issued as provided under Article 11 hereof.

Such authorization must be received by the Company at least ten business days before the first day of the next succeeding Payment Period and shall take effect only if the employee is an eligible employee on the first business day of such Payment Period.

         Unless a participant files a new authorization or withdraws from the Plan, the deductions and purchases under the authorization the participant has on file under the Plan will continue from one Payment Period to succeeding Payment Periods as long as the Plan remains in effect.

         The Company will accumulate and hold for each participant's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

Article 8 - Maximum Amount of Payroll Deductions.

         An employee may authorize payroll deductions in an amount (expressed as a whole percentage) not less than one percent (1%) but not more than ten percent (10%) of the employee's total compensation, including base pay or salary and any overtime, bonuses or commissions.

Article 9 - Change in Payroll Deductions.

         Deductions may not be increased or decreased during a Payment Period. However, a participant may withdraw in full from the Plan.

Article 10 - Withdrawal from the Plan.

         An employee may withdraw from the Plan (in whole but not in part) at any time prior to the last day of a Payment Period by delivering a withdrawal notice to the Company, in which case the Company will promptly refund the entire balance of the employee's deductions not previously used to purchase stock under the Plan.

         To re-enter the Plan, an employee who has previously withdrawn must file a new authorization at least ten business days before the first day of the next Payment Period in which he or she wishes to participate. The employee's re-entry into the Plan becomes effective at the beginning of such Payment Period, provided that he or she is an eligible employee on the first business day of the Payment Period.

Article 11 - Issuance of Stock.

         Certificates for stock issued to participants shall be delivered as soon as practicable after each Payment Period by the Company's transfer agent, except as provided in Section 16.

         Stock purchased under the Plan shall be issued only in the name of the participant, or if the participant's authorization so specifies, in the name of the participant and another person of legal age as joint tenants with rights of survivorship.

Article 12 - Adjustments.

         Upon the happening of any of the following described events, a participant's rights under options granted under the Plan shall be adjusted as hereinafter provided:

         A. In the event that the shares of Common Stock shall be subdivided or combined into a greater or smaller number of shares, or if, upon a reorganization, split-up, liquidation, recapitalization or the like of the Company, the shares of Common Stock shall be exchanged for other securities of the Company, each participant shall be entitled, subject to the conditions herein stated, to purchase such number of shares of Common Stock or amount of other securities of the Company as were exchangeable for the number of shares of Common Stock that such participant would have been entitled to purchase except for such action, and appropriate adjustments shall be made in the Option Price per share to reflect such subdivision, combination or exchange; and

         B. In the event the Company shall issue any of its shares as a stock dividend upon or with respect to the shares of stock of the class which shall at the time be subject to option hereunder, each participant upon exercising such an option shall be entitled to receive (for the purchase price paid upon such exercise) the shares as to which the participant is exercising his or her option and, in addition thereto (at no additional cost), such number of shares of the class or classes in which such stock dividend or dividends were declared or paid, and such amount of cash in lieu of fractional shares, as is equal to the number of shares thereof and the amount of cash in lieu of fractional shares, respectively, which the participant would have received if the participant had been the holder of the shares as to which the participant is exercising his or her option at all times between the date of the granting of such option and the date of its exercise.

         Upon the happening of any of the foregoing events, the class and aggregate number of shares set forth in Article 4 hereof which are subject to options which have been or may be granted under the Plan and the Option Price shall also be appropriately adjusted to reflect the events specified in paragraphs A. and B. above. Notwithstanding the foregoing, any adjustments made pursuant to paragraphs A. or B. shall be made only after the Committee, based on advice of counsel for the Company, determines whether such adjustments would constitute a "modification" (as that term is defined in Section 424 of the Code). If the Committee determines that such adjustments would constitute a modification, it may refrain from making such adjustments.

         If the Company is to be consolidated with or acquired by another entity in a merger, a sale of all or substantially all of the Company's assets or otherwise (an "Acquisition"), the Committee or the board of directors of any entity assuming the obligations of the Company hereunder (the "Successor Board") shall, with respect to options then outstanding under the Plan, either (i) make appropriate provision for the continuation of such options by arranging for the substitution on an equitable basis for the shares then subject to such options either (a) the consideration payable with respect to the outstanding shares of the Common Stock in connection with the Acquisition, (b) shares of stock of the successor corporation, or a parent or subsidiary of such corporation, or (c) such other securities as the Successor Board deems appropriate, the fair market value of which shall not materially exceed the fair market value of the shares of Common Stock subject to such options immediately preceding the Acquisition; or (ii) terminate each participant's options in exchange for a cash payment equal to the excess of (a) the fair market value on the date of the Acquisition, of the number of shares of Common Stock that the participant's accumulated payroll deductions as of the date of the Acquisition could purchase, at an option price determined with reference only to the first business day of the applicable Payment Period and subject to the Code Section 423(b)(8) and fractional-share limitations on the amount of stock a participant would be entitled to purchase, over (b) the result of multiplying such number of shares by such option price.

         The Committee or Successor Board shall determine the adjustments to be made under this Article 12, and its determination shall be conclusive.

Article 13 - No Transfer or Assignment of Employee's Rights.

         An employee's rights under the Plan are the employee's alone and may not be transferred or assigned to, or availed of by, any other person other than by will or the laws of descent and distribution. Any option granted under the Plan to an employee may be exercised, during the employee's lifetime, only by the employee.

Article 14 - Termination of Employee's Rights.

         Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death or for any other reason, his or her rights under the Plan shall immediately terminate, and the Company shall promptly refund, without interest, the entire balance of his or her payroll deduction account under the Plan.
Notwithstanding the foregoing, eligible employment shall be treated as continuing intact while a participant is on military leave, sick leave or other bona fide leave of absence, for up to 90 days, or for so long as the participant's right to re-employment is guaranteed either by statute or by contract, if longer than 90 days.

         If a participant's payroll deductions are interrupted by any legal process, a withdrawal notice will be considered as having been received from the participant on the day the interruption occurs.

Article 15 - Termination and Amendments to Plan.

         Unless terminated sooner as provided below, the Plan shall terminate on September 30, 2008. The Plan may be terminated at any time by the Company's
Board of Directors but such termination shall not affect options then outstanding under the Plan. It will terminate in any case when all or substantially all of the unissued shares of stock reserved for the purposes of the Plan have been purchased. If at any time shares of stock reserved for the purpose of the Plan remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to the amount of payroll deductions accumulated on behalf of each participant that would otherwise be used to purchase stock, and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase stock will be refunded, without interest.

         The Committee or the Board of Directors may from time to time adopt amendments to the Plan provided that, without the approval of the stockholders of the Company, no amendment may (i) materially increase the number of shares that may be issued under the Plan; (ii) change the class of employees eligible to receive options under the Plan, if such action would be treated as the adoption of a new plan for purposes of Section 423(b) of the Code; or (iii) cause the provisions of Section 16(b) of the Securities Exchange Act of 1934 to become inapplicable to the Plan.

Article 16 - Restrictions on the Exercise of Options.

         The other provisions of this Plan notwithstanding:

         A. This Plan shall terminate if the stockholders of the Company do not approve it within 12 months after its adoption by the Board of Directors. Certificates representing shares issuable upon the exercise of options before stockholder approval will be retained by the Company until the stockholders approve the Plan. If the stockholders do not approve the Plan the Company will issue no shares under the Plan, and it will return to the participants their accumulated payroll deductions.

         B. The Committee, in its sole discretion, may require as a condition to the exercise of options that the underlying shares be registered under the Securities Act of 1933, as amended, and that all other legal requirements necessary, or in the Committee's opinion, desirable from the Company's standpoint, to the exercise of the options be satisfied or waived.

Article 17 - Participating Subsidiaries.

         The term "participating subsidiary" shall mean any present or future subsidiary of the Company, as that term is defined in Section 424(f) of the Code, which is designated from time to time by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designation before or after the Plan is approved by the stockholders.

Article 18 - Optionees Not Stockholders.

         Neither the granting of an option to an employee nor the deductions from his or her pay shall constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee.

Article 19 - Application of Funds.

         The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

Article 20 - Notice to Company of Disqualifying Disposition.

         By electing to participate in the Plan, each participant agrees to notify the Company in writing immediately after the participant transfers Common Stock acquired under the Plan, if such transfer occurs within two years after the first business day of the Payment Period in which such Common Stock was acquired. Each participant further agrees to provide any information about such a transfer as may be requested by the Company or any subsidiary corporation in order to assist it in complying with the tax laws. Such dispositions generally are treated as "disqualifying dispositions" under Sections 421 and 424 of the Code, which have certain tax consequences to participants and to the Company and its participating subsidiaries.

Article 21 - Withholding of Additional Income Taxes.

         By electing to participate in the Plan, each participant acknowledges that the Company and its participating subsidiaries are required to withhold taxes with respect to the amounts deducted from the participant's compensation and accumulated for the benefit of the participant under the Plan, and each participant agrees that the Company and its participating subsidiaries may deduct additional amounts from the participant's compensation, when amounts are added to the participant's account, used to purchase Common Stock or refunded, in order to satisfy such withholding obligations. Each participant further acknowledges that when Common Stock is purchased under the Plan the Company and its participating subsidiaries may be required to withhold taxes with respect to all or a portion of the difference between the fair market value of the Common Stock purchased and its purchase price, and each participant agrees that such taxes may be withheld from compensation otherwise payable to such participant. It is intended that tax withholding will be accomplished in such a manner that the full amount of payroll deductions elected by the participant under Article 7 will be used to purchase Common Stock. However, if amounts sufficient to satisfy applicable tax withholding obligations have not been withheld from compensation otherwise payable to any participant, then, notwithstanding any other provision of the Plan, the Company may withhold such taxes from the participant's accumulated payroll deductions and apply the net amount to the purchase of Common Stock, unless the participant pays to the Company, prior to the exercise date, an amount sufficient to satisfy such withholding obligations. Each participant further acknowledges that the Company and its participating subsidiaries may be required to withhold taxes in connection with the disposition of stock acquired under the Plan and agrees that the Company or any participating subsidiary may take whatever action it considers appropriate to satisfy such withholding requirements, including deducting from compensation otherwise payable to such participant an amount sufficient to satisfy such withholding requirements or conditioning any disposition of Common Stock by the participant upon the payment to the Company or such subsidiary of an amount sufficient to satisfy such withholding requirements.

Article 22 - Governmental Regulations.

         The Company's obligation to sell and deliver shares of Common Stock under the Plan is subject to the approval of any governmental authority required in connection with the authorization, issuance or sale of such shares.

         Government regulations may impose reporting or other obligations on the Company with respect to the Plan. For example, the Company may be required to identify shares of Common Stock issued under the Plan on its stock ownership records and send tax information statements to employees and former employees who transfer title to such shares.

Article 23 - No Special Employment Rights.

         The Plan does not, directly or indirectly, create in any employee any right with respect to continuation of employment by the Company, and it shall not be deemed to interfere in any way with the Company's right to terminate, or otherwise modify, an employee's employment at any time.

Article 24 - Participant Assumes Investment Risk.

         By purchasing stock through participation in this Plan the participating employees assume the complete risk of an investment in the Company's common stock, including the risk of price fluctuations in the market for the common stock. The Company can give no assurance that the participants will be able to resell shares purchased through this Plan for the price they pay for them under this Plan, or at all.

Article 25 - Governing Law.

         The validity and construction of the Plan shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflicts of law thereof.

Article 26 - Approval of Board of Directors and Stockholders of the Company.

         The Plan was adopted by the Board of Directors on July 24, 1998.


                                   APPENDIX C:
                           GREEN MOUNTAIN COFFEE, INC.
                             1999 STOCK OPTION PLAN

         1.     Purpose of the Plan.

         The purpose of the Green Mountain Coffee, Inc. 1999 Stock Option Plan (the "Plan") is to advance the interests of Green Mountain Coffee, Inc., a Delaware corporation (the "Company"), by providing an opportunity for ownership of the stock of the Company by employees, agents and directors of, and consultants to, the Company and its subsidiaries, as defined below. By providing an opportunity for such stock ownership, the Company seeks to attract and retain such qualified personnel, and otherwise to provide additional incentive for optionees to promote the success of its business.

         2.     Stock Subject to the Plan.

         (a) The total number of shares of the authorized but unissued or Treasury shares of the common stock, $0.10 par value per share, of the Company (the "Common Stock") for which options may be granted under the Plan (the "Options") shall be 250,000, subject to adjustment as provided in Section 13 hereof.

         (b) If an Option granted or assumed hereunder shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for subsequent Option grants under the Plan.

         (c) Stock issuable upon exercise of an Option may be subject to such restrictions on transfer, repurchase rights or other restrictions as shall be determined by the Board of Directors of the Company (the "Board").

         3.     Administration of the Plan.

         (a) The Plan shall be administered by the Board. No member of the Board shall act upon any matter exclusively affecting any Option granted or to be granted to himself or herself under the Plan. A majority of the members of the Board shall constitute a quorum, and any action may be taken by a majority of those present and voting at any meeting. The decision of the Board as to all questions of interpretation and application of the Plan shall be final, binding and conclusive on all persons. The Board, in its sole discretion, may grant Options to purchase shares of the Common Stock, and the Board shall issue shares upon exercise of such Options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective Option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective Option agreements, which may but need not be identical, and to make all other determinations in the judgment of the Board necessary or desirable for the administration of the Plan. The Board may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Option agreement in the manner and to the extent it shall deem expedient to implement the Plan and shall be the sole and final judge of such expediency. No director shall be liable for any action or determination made in good faith. The Board, in its discretion, may delegate its power, duties and responsibilities to a committee, consisting of two or more members of the Board, all of whom are "disinterested persons" (as hereinafter defined). If a committee is so appointed, all references to the Board herein shall mean and relate to such committee, unless the context otherwise requires.

         4.     Type of Options.

         Options granted pursuant to the Plan shall be authorized by action of the Board and may be designated as either incentive stock options meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-qualified options which are not intended to meet the requirements of such Section 422 of the Code, the designation to be in the sole discretion of the Board. Options designated as incentive stock options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as non-qualified options automatically without further action by the Board on the date of such failure to continue to meet the requirements of
Section 422 of the Code.

         5.     Eligibility.

         Options designated as incentive stock options may be granted to any full-time employees of the Company or any subsidiary corporation (herein called "subsidiary" or "subsidiaries"), as defined in Section 424(f) of the Code and the Treasury regulations promulgated thereunder (the "Regulations"). Directors who are not otherwise employees of the Company or a subsidiary shall not be eligible to be granted incentive stock options pursuant to the Plan. Options designated as non-qualified options may be granted to (i) officers and key employees of the Company or of any of its subsidiaries, or (ii) agents, directors of and consultants to the Company, whether or not otherwise employees of the Company.

         In determining the eligibility of an individual to be granted an Option, as well as in determining the number of shares to be optioned to any individual, the Board shall take into account the position and responsibilities of the individual being considered, the nature and value to the Company or its subsidiaries of his or her service and accomplishments, his or her present and potential contribution to the success of the Company or its subsidiaries, and such other factors as the Board may deem relevant.

         6.     Restrictions on Incentive Stock Options.

         Incentive stock options (but not non-qualified options) granted under this Plan shall be subject to the following restrictions:

         (a)  Limitation on Number of Shares.
         Ordinarily, the aggregate fair market value of the shares of Common Stock with respect to which incentive stock options are granted (determined as of the date the incentive stock options are granted), exercisable for the first time by an individual during any calendar year shall not exceed $100,000. If an incentive stock option is granted pursuant to which the aggregate fair market value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such option which is in excess of the $100,000 limitation shall be treated as a non-qualified option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to participate in any other stock option plan of the Company or any subsidiary of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which incentive stock options may be granted under this Plan and all such other plans.

         (b) Ten Percent (10%) Shareholder.
         If any employee to whom an incentive stock option is granted pursuant to the provisions of this Plan is on the date of grant the owner of stock (as determined under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company, then the following special provisions shall be applicable to the incentive stock options granted to such individual:

                                    (i) The  Option  price per share  subject to
                           such incentive stock options shall be not less than 110% of the fair market value of the stock determined at the time such Option was granted. In determining the fair market value under this clause (i), the provisions of Section 8 hereof shall apply.

                                    (ii) The incentive stock option by its terms
                           shall not be exercisable after the expiration of five
                           (5) years from the date such option is granted.

         7.     Option Agreement.

         Each Option shall be evidenced by an Option agreement (the "Agreement") duly executed on behalf of the Company and by the optionee to whom such Option is granted, which Agreement shall comply with and be subject to the terms and conditions of the Plan. The Agreement may contain such other terms, provisions and conditions which are not inconsistent with the Plan as may be determined by the Board; provided that Options designated as incentive stock options shall meet all of the conditions for incentive stock options as defined in Section 422 of the Code. No Option shall be granted within the meaning of the Plan and no purported grant of any Option shall be effective until the Agreement shall have been duly executed on behalf of the Company and the optionee. More than one Option may be granted to an individual.


         8.     Option Price.

         (a) The Option price or prices of shares of the Common Stock for Options designated as non-qualified stock options shall be as determined by the Board; provided, however, such Option price shall be not less than 85% of the fair market value of the stock subject to such Option, determined as of the date of grant of such Option.

         (b) Subject to the conditions set forth in Section 6(b) hereof, the Option price or prices of shares of the Company's Common Stock for incentive stock options shall be at least the fair market value of such Common Stock at the time the Option is granted as determined by the Board in accordance with the Regulations promulgated under Section 422 of the Code.

         (c) If such shares are then listed on any national securities exchange, the fair market value shall be the mean between the high and low sales prices, if any, on the largest such exchange on the date of the grant of the Option or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the shares are not then listed on any such exchange, the fair market value of such shares shall be the mean between the closing "Bid" and the closing "Ask" prices, if any, as reported in the National Association of Securities Dealers Automated Quotation System ("NASDAQ") for the date of the grant of the Option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with
Section 25.2512-2 of the Regulations. If the shares are not then either listed on any such exchange or quoted in NASDAQ, the fair market value shall be the mean between the average of the "Bid" and "Ask" price quotations on the National Daily Quotation Service for the date of the grant of the Option, or, if none, shall be determined by taking a weighted average of the means between the highest and lowest sales prices on the nearest date before and the nearest date after the date of grant in accordance with Section 25.2512-2 of the Regulations. If the fair market value cannot be determined under the preceding three sentences, it shall be determined in good faith by the Board.

         9.     Manner of Payment: Manner of Exercise.

         (a) Options granted under the Plan may provide for the payment of the exercise price by delivery of (i) cash or a check payable to the order of the Company in an amount equal to the exercise price of such Options, (ii) shares of Common Stock owned by the optionee having a fair market value equal in amount to the exercise price of the Options being exercised, or (iii) any combination of
(i) and (ii); provided, however, that payment of the exercise price by delivery of shares of Common Stock owned by such optionee may be made only upon the condition that such payment does not result in a charge to earnings for financial accounting purposes as determined by the Board, unless such condition is waived by the Board. The fair market value of any shares of Common Stock which may be delivered upon exercise of an Option shall be determined by the Board in accordance with Section 8 hereof.

         (b) To the extent that the right to purchase shares under an Option has accrued and is in effect, Options may be exercised in full at one time or in part from time to time, by giving written notice, signed by the person or persons exercising the Option, to the Company, stating the number of shares with respect to which the Option is being exercised, accompanied by payment in full for such shares as provided in subparagraph (a) above. Upon such exercise, delivery of a certificate for paid-up non-assessable shares shall be made at the principal office of the Company to the person or persons exercising the Option at such time, during ordinary business hours, after thirty (30) days but not more than ninety (90) days from the date of receipt of the notice by the Company, as shall be designated in such notice, or at such time, place and manner as may be agreed upon by the Company and the person or persons exercising the Option.

         10.    Exercise of Options.

         Each Option granted under the Plan shall, subject to Section 11 (b) and
Section 13 hereof, be exercisable at such time or times and during such period as shall be set forth in the Agreement; provided, however, that no Option granted under the Plan shall have a term in excess of ten (10) years from the date of grant. To the extent that an Option to purchase shares is not exercised by an optionee when it becomes initially exercisable, it shall not expire but shall be carried forward and shall be exercisable, on a cumulative basis, until the expiration of the exercise period. No partial exercise may be made for less than one hundred (100) full shares of Common Stock.

         11.    Term of Options: Exercisability.

         (a)    Term.

                                    (i)  Each  Option  shall  expire  on a  date
                           determined  by the  Board  which is not more than ten
                           (10) years from the date of the granting thereof, except (a) as otherwise provided pursuant to the provisions of Section 6(b) hereof, and (b) for earlier termination as herein provided.

                                    (ii)  Except as  otherwise  provided in this
                           Section 11, an Option granted to any optionee whose employment, for the Company or any of its subsidiaries, is terminated, shall terminate on the earlier of ninety days after the date such optionee's employment, for the Company or any such subsidiary, is terminated, or (ii) the date on which the Option expires by its terms.

                                    (iii) If the  employment  of an  optionee is
                           terminated by the Company or any of its subsidiaries for cause or because the optionee is in breach of any employment agreement, such Option will terminate on the date the optionee's employment is terminated by the Company or any such subsidiary.


                                    (iv) If the  employment  of an  optionee  is
                           terminated by the Company or any of its subsidiaries because the optionee has become permanently disabled (within the meaning of Section 22(e)(3) of the Code), such Option shall terminate on the earlier of (i) one year after the date such optionee's employment, for the Company or any such subsidiary, is terminated, or
                           (ii) the date on which the Option expires by its terms.

                                    (v)  In  the  event  of  the  death  of  any
                           optionee, any Option granted to such optionee shall terminate one year after the date of death, or on the date on which the Option expires by its terms, whichever occurs first.

         (b)    Exercisability.

                                    (i)  Except  as  provided  below,  an Option
                           granted to an optionee whose employment, for the Company or any of its subsidiaries, is terminated, shall be exercisable only to the extent that the right to purchase shares under such Option has accrued and is in effect on the date such optionee's employment, for the Company or any such subsidiary, is terminated.

                                    (ii) An Option  granted to an optionee whose
                           employment is terminated by the Company or any of its subsidiaries because he or she has become permanently disabled, as defined above, shall be immediately exercisable as to the full number of shares covered by such Option, whether or not under the provisions of Section 10 hereof such Option was otherwise exercisable as of the date of disability.

                                    (iii)  In  the  event  of  the  death  of an
                           optionee, the Option granted to such optionee may be exercised as to the full number of shares covered thereby, whether or not under the provisions of
                           Section 10 hereof the optionee was entitled to do so at the date of his or her death, by the executor, administrator or personal representative of such optionee, or by any person or persons who acquired the right to exercise such Option by bequest or inheritance or by reason of the death of such optionee.

         12.    Options Not Transferable.

         The right of any optionee to exercise any Option granted to him or her shall not be assignable or transferable by such optionee other than by will or the laws of descent and distribution, and any such Option shall be exercisable during the lifetime of such optionee only by him or her. Any Option granted under the Plan shall be null and void and without effect upon the bankruptcy of the optionee to whom the Option is granted, or upon any attempted assignment or transfer, except as herein provided, including without limitation, any purported assignment, whether voluntary or by operation of law, pledge, hypothecation or other disposition, attachment, trustee process or similar process, whether legal or equitable, upon such Option.

         13.     Recapitalization, Reorganizations and the Like.

         In the event that the outstanding shares of the Common Stock are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization, reclassification, stock split-up, combination of shares, or dividends payable in capital stock, appropriate adjustment shall be made in the number and kind of shares as to which Options may be granted under the Plan and as to which outstanding Options or portions thereof then unexercised shall be exercisable, to the end that the proportionate interest of the optionee shall be maintained as before the occurrence of such event; such adjustment in outstanding Options shall be made without change in the total price applicable to the unexercised portion of such Options and with a corresponding adjustment in the Option price per share.

         In addition, unless otherwise determined by the Board in its sole discretion, in the case of any (i) sale or conveyance to another entity of all or substantially all of the property and assets of the Company or (ii) Change in Control (as hereinafter defined) of the Company, the purchaser(s) of the Company's assets or stock, in his, her or its sole discretion, may deliver to the optionee the same kind of consideration that is delivered to the shareholders of the Company as a result of such sale, conveyance or Change in Control, or the Board may cancel all outstanding Options in exchange for consideration in cash or in kind, which consideration in both cases shall be equal in value to the value of those shares of stock or other securities the optionee would have received had the Option been exercised (but only to the extent then exercisable) and had no disposition of the shares acquired upon such exercise been made prior to such sale, conveyance or Change in Control, less the Option price therefor. Upon receipt of such consideration, all Options (whether or not then exercisable) shall immediately terminate and be of no further force or effect. The value of the stock or other securities the optionee would have received if the Option had been exercised shall be determined in good faith by the Board, and in the case of shares of Common Stock, in accordance with the provisions of Section 8 hereof.

         The Board shall also have the power and right to accelerate the exercisability of any Options, notwithstanding any limitations in this Plan or in the Agreement upon such a sale, conveyance or Change in Control. Upon such acceleration, any Options or portion thereof originally designated as incentive stock options that no longer qualify as incentive stock options under Section 422 of the Code as a result of such acceleration shall be redesignated as non-qualified stock options.

         A "Change in Control" shall be deemed to have occurred if any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the then outstanding Common Stock, shall acquire such additional shares of Common Stock in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the Common Stock outstanding.


         Upon dissolution or liquidation of the Company, all Options granted under this Plan shall terminate, but each optionee (if at such time in the employ of or otherwise associated with the Company or any of its subsidiaries as a director, agent or consultant) shall have the right, immediately prior to such dissolution or liquidation, to exercise his or her Option to the extent then exercisable.

         If by reason of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization, or liquidation, the Board shall authorize the issuance or assumption of a stock option or stock options in a transaction to which Section 424(a) of the Code applies, then, notwithstanding any other provision of the Plan, the Board may grant an option or options upon such terms and conditions as it may deem appropriate for the purpose of assumption of the old Option, or substitution of a new option for the old Option, in conformity with the provisions of such Section 424(a) of the Code and the Regulations thereunder, and any such option shall not reduce the number of shares otherwise available for issuance under the Plan.

         No fraction of a share shall be purchasable or deliverable upon the exercise of any Option, but in the event any adjustment hereunder in the number of shares covered by the Option shall cause such number to include a fraction of a share, such fraction shall be adjusted to the nearest smaller whole number of shares.

         14.    No Special Employment Rights.

         Nothing contained in the Plan or in any Option granted under the Plan shall confer upon any Option holder any right with respect to the continuation of his or her employment by the Company or any subsidiary or interfere in any way with the right of the Company or any subsidiary, subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the Option holder from the rate in existence at the time of the grant of an Option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination of employment shall be determined by the Board at the time of such occurrence.

         15.    Withholding.

         The Company's obligation to deliver shares upon the exercise of any non-qualified Option granted under the Plan shall be subject to the Option holder's satisfaction of all applicable Federal, state and local income and employment tax withholding requirements. The Company and optionee may agree to withhold shares of Common Stock purchased upon exercise of an Option to satisfy the above-mentioned withholding requirements.


         16.    Restrictions on Issuance of Shares.

         (a) Notwithstanding the provisions of Section 9, the Company may delay the issuance of shares covered by the exercise of an Option and the delivery of a certificate for such shares until one of the following conditions shall be satisfied:

                                    (i) The  shares  with  respect to which such
                           Option has been exercised are at the time of the issue of such shares effectively registered or qualified under applicable Federal and state securities acts now in force or as hereafter amended; or

                                    (ii)  Counsel  for the  Company  shall  have
                           given an opinion, which opinion shall not be unreasonably conditioned or withheld, that such shares are exempt from registration and qualification under applicable Federal and state securities acts now in force or as hereafter amended.

         (b) It is intended that all exercises of Options shall be effective, and the Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to qualify shares or to cause a registration statement or a post-effective amendment to any registration statement to be prepared for the purpose of covering the issue of shares in respect of which any Option may be exercised, except as otherwise agreed to by the Company in writing in its sole discretion.

         17.    Purchase  for  Investment:   Rights  of   Holder  on  Subsequent
                Registration.

         Unless and until the shares to be issued upon exercise of an Option granted under the Plan have been effectively registered under the 1933 Act, as now in force or hereafter amended, the Company shall be under no obligation to issue any shares covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company which is satisfactory in form and scope to counsel for the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares issued pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the 1933 Act, or any other applicable law, and that if shares are issued without such registration, a legend to this effect may be endorsed upon the securities so issued.

         In the event that the Company shall, nevertheless, deem it necessary or desirable to register under the 1933 Act or other applicable statutes any shares with respect to which an Option shall have been exercised, or to qualify any such shares for exemption from the 1933 Act or other applicable statutes, then the Company may take such action and may require from each optionee such information in writing for use in any registration statement, supplementary registration statement, prospectus, preliminary prospectus or offering circular as is reasonably necessary for such purpose and may require reasonable indemnity to the Company and its officers and directors from such holder against all losses, claims, damages and liabilities arising from such use of the information so furnished and caused by any untrue statement of any material fact therein or caused by the omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

         18.    Loans.

         At the discretion of the Board, the Company may loan to the optionee some or all of the purchase price of the shares acquired upon exercise of an Option.

         19.    Modification of Outstanding Options.

         Subject to any applicable limitations contained herein, the Board may authorize the amendment of any outstanding Option with the consent of the optionee when and subject to such conditions as are deemed to be in the best interests of the Company and in accordance with the purposes of the Plan.

         20.    Approval of Stockholders.

         The Plan shall become effective upon adoption by the Board; provided, however, that the Plan shall be submitted for approval by the stockholders of the Company no later than twelve (12) months after the date of adoption of the Plan by the Board. Should the stockholders of the Company fail to approve the Plan within such twelve-month period, all Options granted thereunder shall be and become null and void. Notwithstanding anything else to the contrary in this Plan, no option may be exercised until the stockholders have approved this Plan.

         21.    Termination and Amendment of Plan.

         Unless sooner terminated as herein provided, the Plan shall terminate ten (10) years from the date upon which the Plan was duly adopted by the Board of the Company. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable; provided, however, (i) the Board may not, without the approval of the stockholders of the Company obtained in the manner stated in Section 20, increase the maximum number of shares for which Options may be granted or change the designation of the class of persons eligible to receive Options under the Plan, and (ii) any such modification or amendment of the Plan shall be approved by a majority of the stockholders of the Company to the extent that such stockholder approval is necessary to comply with applicable provisions of the Code, rules promulgated pursuant to Section 16 of the Exchange Act, applicable state law, or applicable NASD or exchange listing requirements. Termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an Option theretofore granted to him or her.


         22.    Limitation of Rights in the Option Shares.

         An optionee shall not be deemed for any purpose to be a stockholder of the Company with respect to any of the Options except to the extent that the Option shall have been exercised with respect thereto and, in addition, a certificate shall have been issued theretofore and delivered to the optionee.

         23.    Notices.

         Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to the attention of the President at the Company's principal place of business; and, if to an optionee, to his or her address as it appears on the records of the Company.